UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2009 (November 6, 2009)

TXCO Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction of Incorporation)

0-9120	84-0793089
(Commission File Number)	(IRS Employer Identification No.)

777 E. Sonterra Blvd., Suite 350
San Antonio, Texas  78258
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (210) 496-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 6, 2009, TXCO Resources Inc. (the “Company”) and its subsidiaries TXCO Energy Corp., Texas Tar Sands Inc., Output Acquisition Corp., Opex Energy, LLC, Charro Energy, Inc., TXCO Drilling Corp., Eagle Pass Well Service, L.L.C., PPL Operating, Inc., Maverick Gas Marketing, Ltd., and Maverick-Dimmit Pipeline, Ltd. (collectively, “TXCO”), entered into a definitive Purchase and Sale Agreement (the “Agreement”) to sell a substantial portion of TXCO’s assets to Newfield Exploration Company for total consideration of $223 million in cash, subject to customary purchase price adjustments for, among other things, title and environmental defects in excess of specified thresholds that TXCO is unable to cure prior to the closing date.  The sale is expected to close before February 28, 2010, but the economic effective date of the sale will be January 1, 2010.

Under the terms of the Agreement, certain assets are excluded from the assets being purchased by Newfield and will be retained by TXCO, including, among others, TXCO’s drilling rigs, offshore properties, Oklahoma properties, non-operated properties within the Williston Basin, non-operated properties in south Texas outside of Maverick, LaSalle, Zavala and Dimmit Counties, and its interests in the “Dexter Waterflood Unit”, the “Forrest WM B1U” and the “Vinton Dome.”

TXCO filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code with the United States Bankruptcy Court for the Western District of Texas (the “Bankruptcy Court”) on May 17, 2009.  TXCO continues to operate its business as debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.  As debtors-in-possession, TXCO may not engage in transactions outside the ordinary course of business without the prior approval of the Bankruptcy Court.  Accordingly, the consummation of the sale of assets to Newfield contemplated by the Agreement is subject to the entry of a final order of the Bankruptcy Court authorizing the sale.  TXCO intends to file a proposed plan of reorganization incorporating the terms of the Agreement with the Bankruptcy Court. The Company currently does not expect that holders of the Company’s equity securities will receive any cash or other property in respect of such securities, and it is likely that such securities will be cancelled under the plan of reorganization.  Accordingly, the Company urges that extreme caution be exercised with respect to existing and future investments in any Company equity securities.

The Agreement contains customary representations, warranties, covenants, and indemnities of TXCO and Newfield.  In addition to having to obtain the Bankruptcy Court’s approval, the completion of the sale of assets to Newfield is subject to various customary conditions, including, among others, (i) subject to certain materiality qualifications, the accuracy of the representations and warranties made by Newfield and TXCO, respectively, and compliance by Newfield and TXCO with their respective obligations under the Agreement, (ii) the absence of any pending lawsuit, action, or other proceeding seeking to restrain or prohibit the consummation of the sale transaction, and (iii) the aggregate sum of uncured title and environmental defects not exceeding 10% of the unadjusted purchase price.

Prior to the Bankruptcy Court’s approval of an order approving the bid protection measures and no-shop covenants contained in the Agreement, TXCO is free to take action to solicit and encourage any alternative acquisition proposal or proposal for an alternative plan of reorganization.  However, following the Bankruptcy Court’s approval of an order approving the bid protection measures and no-shop covenants contained in the Agreement, TXCO has agreed not to solicit proposals relating to alternative acquisition transactions, provided, however, that TXCO may still (i) respond to inquiries and provide access to information to persons that TXCO determines may submit a superior proposal, and (ii) engage in negotiations or discussions with any person who makes an unsolicited acquisition proposal that is, or is reasonably likely to be, a superior proposal if TXCO determines that such negotiations or discussions are necessary in order to comply with applicable law.  The deadline for any person to submit an alternative acquisition proposal is 5:00 p.m. central time on January 6, 2010.  TXCO is required to provide Newfield with notice by no later than January 13, 2010, if TXCO intends to pursue a superior proposal or alternative plan of reorganization.  Additionally, if TXCO elects to pursue a superior proposal or alternative plan of reorganization that is not ultimately consummated, TXCO has agreed to offer Newfield a back-up bid option following the failure of the superior proposal or alternative plan of reorganization giving Newfield the right to consummate the purchase of assets on substantially the same terms and conditions contemplated by the Agreement.

The Agreement also contains certain termination rights for each of Newfield and TXCO, including, among others, the right of either party to terminate the Agreement if uncured title and environmental defects exceed 10% of the unadjusted purchase price or if the Bankruptcy Court approves a superior proposal or alternative plan of reorganization, and Newfield’s right to terminate (i) after November 18, 2009, if the Bankruptcy Court has not approved an order approving the bid protection measures and no-shop covenants contained in the Agreement, (ii) on or after January 14, 2010, if TXCO has not notified Newfield that it does not intend to pursue a superior proposal or alternative plan of reorganization, (iii) if the Bankruptcy Court has not entered an order on or before January 31, 2010 authorizing the sale of the assets to Newfield, and (iv) if an order of the Bankruptcy Court authorizing the sale of the assets to Newfield is not final by February 15, 2010.  In addition, the Agreement will be deemed terminated upon the consummation of any superior proposal or alternative plan of reorganization.

The Agreement also provides that if a superior proposal or alternative plan of reorganization is consummated, TXCO may be required, under certain circumstances,  to pay Newfield a termination fee equal to 3% of the unadjusted purchase price plus reimbursement of expenses not to exceed $500,000.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about TXCO or its subsidiaries and affiliates. The representations, warranties, and covenants contained in the Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of TXCO or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by TXCO. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding TXCO that will be contained in, or incorporated by reference into, other filings that TXCO makes with the SEC.

Most of TXCO’s filings with the Bankruptcy Court are available to the public at the offices of the Clerk of the Bankruptcy Court or the Bankruptcy Court’s web site (http://www.txwb.uscourts.gov/) or may be obtained through private document retrieval services, or on the web site established by TXCO’s claims and noticing agent (http://cases.administarllc.com/txco). Information contained on, or that can be accessed through, such web sites or the Bankruptcy Court's web site is not part of this report.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Statements by TXCO (which term, unless otherwise specified or the context otherwise requires, refers to TXCO Resources Inc. and its subsidiaries) of expectations, anticipations, beliefs, plans, intentions, targets, estimates, or projections and similar expressions relating to the future are forward-looking statements within the meaning of these laws.  Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions.  Forward-looking statements are based on assumptions and assessments made by TXCO’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate.  Any forward-looking statements are not guarantees of TXCO’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements.  Except as required by law, TXCO undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements include the following: the ability of TXCO to continue as a going concern; TXCO’s ability to satisfy the conditions for drawing on any existing debtor-in-possession financing and to obtain additional debtor-in-possession financing on an interim or final basis; the ability of TXCO to operate pursuant to the terms and conditions of any debtor-in-possession financing and any cash collateral order entered by the Bankruptcy Court in connection with TXCO’s bankruptcy cases; TXCO’s ability to obtain court approval with respect to motions in the chapter 11 cases prosecuted by TXCO from time to time; TXCO’s ability to develop, prosecute, confirm and consummate a plan of reorganization with respect to TXCO’s bankruptcy cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period that TXCO has to propose and confirm a plan of reorganization, for the appointment of a chapter 11 trustee or to convert TXCO’s bankruptcy cases to cases under chapter 7 of the U.S. Bankruptcy Code; TXCO’s ability to obtain and maintain normal terms with vendors and service providers; TXCO’s ability to maintain contracts that are critical to its operations; the potential adverse impact of TXCO’s bankruptcy cases on TXCO’s liquidity or results of operations; TXCO’s ability to fund and execute its business plan; TXCO’s ability to attract, motivate and retain key executives and employees; TXCO’s ability to attract and retain vendors and service providers, TXCO’s ability to obtain capital to fund TXCO’s working capital needs; the adequacy of TXCO’s liquidity and its ability to meet its cash commitments, working capital needs, lender and vendor obligations; general market conditions; adverse capital and credit market conditions; the costs and accidental risks inherent in exploring and developing new oil and natural gas reserves; the price for which such reserves and production can be sold; fluctuation in prices of oil and natural gas; the uncertainties inherent in estimating quantities of proved reserves and cash flows; competition; actions by third party co-owners in properties in which TXCO also owns an interest; acquisitions of properties and businesses; operating hazards; environmental concerns affecting the drilling of oil and natural gas wells; impairment of oil and natural gas properties due to depletion or other causes; and hedging decisions, including whether or not to hedge; TXCO’s ability to secure additional financing; and other risks referenced from time to time in TXCO’s filings with the Securities and Exchange Commission, including the risk factors listed in Part II, Item 1A, “Risk Factors” in TXCO’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, filed with the Securities and Exchange Commission on August 10, 2009. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of TXCO’s various pre-petition liabilities and TXCO Resources Inc.’s common stock and preferred stock.  No assurance can be given as to what values, if any, will be ascribed in the chapter 11 cases to each of these constituencies. Based on current discussions with TXCO’s debtor-in-possession lenders and other potential sponsors of a plan of reorganization, the Company currently does not expect that holders of the Company’s equity securities will receive any cash or other property in respect of such securities, and it is likely that such securities will be cancelled under the plan of reorganization.  Accordingly, TXCO urges that extreme caution be exercised with respect to existing and future investments in any of these pre-petition liabilities or equity securities.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1
Purchase and Sale Agreement dated November 6, 2009, by and among TXCO Resources Inc., TXCO Energy Corp., Texas Tar Sands Inc., Output Acquisition Corp., OPEX Energy, LLC, Charro Energy, Inc., TXCO Drilling Corp., Eagle Pass Well Service, L.L.C., PPL Operating, Inc., Maverick Gas Marketing, Ltd., Maverick-Dimmit Pipeline, Ltd., and Newfield Exploration Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TXCO Resources Inc.

Date: November 9, 2009	/s/ James E. Sigmon
James E. Sigmon
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Purchase and Sale Agreement dated November 6, 2009, by and among TXCO Resources Inc., TXCO Energy Corp., Texas Tar Sands Inc., Output Acquisition Corp., OPEX Energy, LLC, Charro Energy, Inc., TXCO Drilling Corp., Eagle Pass Well Service, L.L.C., PPL Operating, Inc., Maverick Gas Marketing, Ltd., Maverick-Dimmit Pipeline, Ltd., and Newfield Exploration Company.